NATIXIS FUNDS

Supplement dated May 6, 2013 to the Natixis Funds Prospectuses, each dated February 1, 2013, as may be revised or supplemented from time to time, for the following funds:

Loomis Sayles Core Plus Bond Fund	Loomis Sayles Investment Grade Bond Fund
Loomis Sayles Global Equity and Income Fund	Loomis Sayles Limited Term Government and Agency Fund
Loomis Sayles Growth Fund	Loomis Sayles Mid Cap Growth Fund
Loomis Sayles High Income Fund	Loomis Sayles Strategic Income Fund
Loomis Sayles International Bond Fund	Loomis Sayles Value Fund

Effective immediately, the last paragraph within the sub-section “Eliminating Front-End Sales Charges and CDSCs” within the section “Class A Shares” under “How Sales Charges Are Calculated” is hereby amended and restated as follows:

In order to receive Class A shares without a front-end sales charge or a CDSC, you must notify the appropriate Fund of your eligibility at the time of purchase. Due to operational limitations at your financial intermediary, a sales charge or a CDSC may be assessed; please consult your financial representative.

Supplement dated May 6, 2013 to the Prospectus, dated April 1, 2013, as may be revised or supplemented from time to time, for the following funds:

ASG Growth Markets Fund	Loomis Sayles Senior Floating Rate and Fixed Income Fund
Gateway International Fund	Vaughan Nelson Select Fund

Loomis Sayles Capital Income Fund

Effective immediately, the last paragraph within the sub-section “Eliminating Front-End Sales Charges and CDSCs” within the section “Class A Shares” under “How Sales Charges Are Calculated” is hereby amended and restated as follows:

In order to receive Class A shares without a front-end sales charge or a CDSC, you must notify the appropriate Fund of your eligibility at the time of purchase. Due to operational limitations at your financial intermediary, a sales charge or a CDSC may be assessed; please consult your financial representative.